UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018 (May 31, 2018)

SKYLINE CHAMPION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	001-4717	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road

Elkhart, IN 46515

(Address of Principal Executive Offices) (Zip Code)

(574) 294-6521

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported by Skyline Champion Corporation (formerly known as Skyline Corporation), an Indiana corporation (the “Company”), in its Current Report on Form 8-K filed on June 6, 2018 (the “Original Filing”), on June 1, 2018, the Company and Champion Enterprises Holdings, LLC (“Champion Holdings”) completed the transactions contemplated by the Share Contribution & Exchange Agreement (the “Exchange Agreement”), dated as of January 5, 2018, by and between the Company and Champion Holdings. Under the Exchange Agreement, (i) Champion Holdings contributed to the Company all of the issued and outstanding shares of capital stock of Champion Holdings’ wholly-owned operating subsidiaries, Champion Home Builders, Inc., a Delaware corporation (“CHB”), and CHB International B.V., a Dutch private limited liability company (“CIBV”) (the shares of stock of CHB and CIBV contributed to the Company, the “Contributed Shares”), and (ii) in exchange for the Contributed Shares, the Company issued to the members of Champion Holdings, in the aggregate, 47,752,008 shares of the Company common stock, $0.0277 par value per share (“Skyline Common Stock”) (such issuance, the “Shares Issuance”). Immediately following the Shares Issuance, the members of Champion Holdings collectively held 84.5%, and the Company’s pre-closing shareholders collectively held 15.5%, of the issued and outstanding Skyline Common Stock on a fully-diluted basis. The contribution of the Contributed Shares by Champion Holdings to Skyline, and the Shares Issuance by the Company to the members of Champion Holdings are collectively referred to herein as the “Exchange.”

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Champion Holdings, the accounting acquirer, including its audited consolidated financial statements for the fiscal year ended March 31, 2018, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer. Accordingly, the Company is filing herewith as Exhibit 99.1 the audited financial statements that would be included in a Annual Report on Form 10-K for the period ended March 31, 2018.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Champion Holdings are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Consolidated Balance Sheets as of March 31, 2018 and April 1, 2017

•	Consolidated Statements of Operations for the Years ended March 31, 2018, April 1, 2017 and April 2, 2016

•	Consolidated Statements of Comprehensive Income for the Years ended March 31, 2018, April 1, 2017 and April 2, 2016

•	Consolidated Statements of Cash Flows for the Years ended March 31, 2018, April 1, 2017 and April 2, 2016

•	Consolidated Statements of Changes in Members’ Equity for the Years Ended March 31, 2018, April 1, 2017 and April 2, 2016

•	Notes to Consolidated Financial Statements

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1	Historical consolidated financial statements of Champion Holdings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

By:	/s/ Roger Scholten
Roger Scholten Senior Vice President, General Counsel and Secretary

Date: June 14, 2018